UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 12, 2007
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-3261	58-2555670

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On January 12, 2007, IntercontinentalExchange, Inc. (“ICE”) filed a Current Report on Form 8-K (the “Form 8-K”) announcing the completion of its merger transaction with the Board of Trade of the City of New York, Inc. ICE incorporates the Form 8-K into this document by reference and hereby amends the Form 8-K to include the financial statements required below.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Business Acquired
The financial statements required to be filed under this item were previously reported in ICE’s Registration on Form S-4 (File No. 333-138312), which was declared effective by the Securities and Exchange Commission on November 17, 2006. These financial statements are incorporated into this document by reference.
(b)	Pro Forma Financial Information
The financial statements required to be filed under this item were previously reported in ICE’s Registration on Form S-4 (File No. 333-138312), which was declared effective by the Securities and Exchange Commission on November 17, 2006. These financial statements are incorporated into this document by reference.
(d)	Exhibits
     The following exhibits are filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

2.1
Merger Agreement, dated as of September 14, 2006, among IntercontinentalExchange, Inc., The Board of Trade of the City of New York, Inc. and CFC Acquisition Co. (incorporated by reference to Exhibit 2.1 of ICE’s Registration Statement on Form S-4, filed with the SEC on October 31, 2006, File No. 333-138312).*

2.2
First Amendment to Merger Agreement, dated as of October 30, 2006, among IntercontinentalExchange, Inc., The Board of Trade of the City of New York, Inc. and CFC Acquisition Co. (incorporated by reference to Exhibit 2.2 of ICE’s Registration Statement on Form S-4, filed with the SEC on October 31, 2006, File No. 333-138312).*

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

*	Previously filed

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
/s/ Richard V. Spencer
Richard V. Spencer
Senior Vice President, Chief Financial Officer

Date: February 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

2.1
Merger Agreement, dated as of September 14, 2006, among IntercontinentalExchange, Inc., The Board of Trade of the City of New York, Inc. and CFC Acquisition Co. (incorporated by reference to Exhibit 2.1 of ICE’s Registration Statement on Form S-4, filed with the SEC on October 31, 2006, File No. 333-138312).*

2.2
First Amendment to Merger Agreement, dated as of October 30, 2006, among IntercontinentalExchange, Inc., The Board of Trade of the City of New York, Inc. and CFC Acquisition Co. (incorporated by reference to Exhibit 2.2 of ICE’s Registration Statement on Form S-4, filed with the SEC on October 31, 2006, File No. 333-138312).*

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

*	Previously filed